This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors.
We especially identify statements concerning our acquisition of American Physicians Service
Group (NASDAQ: AMPH) as Forward Looking Statements and direct your attention to filings on Forms 10K and 10Q for a discussion of risk factors pertaining to this transaction and subsequent integration into ProAssurance.
This presentation contains Non-GAAP measures, and we may reference Non-GAAP measures in our remarks. A reconciliation of these measures to GAAP measures is available in our latest quarterly news release, which is available in the Investor Relations section of our website,
www.ProAssurance.com, and in the related Current Reports on Form 8K disclosing that release.
FORWARD LOOKING STATEMENTS

NON-GAAP MEASURES

ProAssurance Overview
We are the only pure-play, publicly-traded
medical professional liability (MPL)
insurance company in America

This is ProAssurance
  Specialty insurance company primarily writing medical professional liability
  Founded in 1976, public since 1991
  Historical focus on small groups, solo practitioners and healthcare facilities
  Evolving strategy is successfully adding business at both ends of the risk spectrum as the delivery of healthcare changes
Premium & Policyholder Data is YTD, September 30, 2011
Subject to Rounding
YTD 2011 Policyholders: ~71,600
2011 YTD Premium: $451 million
Direct: 34% / Agents: 66%

This is What Differentiates our Company

  Our commitment to Treated Fairly
  Unwavering dedication to the defense of
 non-meritorious lawsuits
  Allows our insureds the right to an unfettered defense of
 their claims where permitted by law
  Steadfast dedication to in-depth underwriting and
 adequate pricing
  An unsurpassed level of customer service
  Unquestioned financial strength consistently
 delivering value for insureds and shareholders

 Total Assets have reached $5 billion
 Shareholders’ Equity has topped $2.0 billion
 Total Reserves have reached $3 billion
 Market Cap : ~$2.4 billion
This is What We Have Achieved
Historical Book Value Per Share
Inception to 9/30/11
CAGR: 16%
Cumulative:1706%
10 Year Summary (2001 -2010)
CAGR: 15%
Cumulative: 297%
Historical Stock Price (to 11/23/11)
Inception to 11/23/11
CAGR: 14%
Cumulative: 1310%
10 Year Summary (2001 -2010)
CAGR: 14%
Cumulative: 263%
Consistently Successful Throughout the Insurance Cycle

Treated Fairly
  Affirms our existing, enduring commitment to
 every stakeholder
  Insureds
  Agents
  Investors
  The public
  Employees
  We run our business as owners who are
 rewarded for long-term success

Business Profile and Operational Strategy
2011 is our fifth straight year to be recognized by
Ward’s as one of the 50 top performing property
casualty insurance companies in America

ProAssurance: Business Profile
  Largest independent publicly traded writer of MPL insurance
  Fourth largest overall writer
  Top 20 writers have just 65% of the market
  More than 100 writers with some share of the market
  Majority of companies are mutual or similar
  Few operate in more than two or three states

DPW: SNL & Highline Data 2010

ProAssurance: Geographic Profile
  Writing across the United States, ProAssurance has broad geographic diversification
  Each state presents unique medical and legal challenges
  Regional structure provides the local knowledge that differentiates ProAssurance

Corporate Headquarters
Corporate Headquarters
Claims / Underwriting Offices
Claims / Underwriting Offices
(Birmingham)
Market Share: Six-Ten1
Market Share: Six-Ten1
ProAssurance Footprint
September 30, 2011

Local Knowledge and National Reach
  Medical/Legal environment varies by state
  Often varies within states
  Regulatory environment differs greatly
  May limit the ability to ensure that rates accurately
 reflect loss trends
  Can affect the ability to introduce policy or
 procedural changes
  Overall business climate differs and can change
  Demographics of the medical population and
 consumers

ProAssurance: Investment Profile

$4 Billion Overall Portfolio
$3.7 Billion Fixed Income Portfolio
  Average duration: 3.9 years
  Average tax-equivalent Income yield: 4.6%
  Investment grade: 97%
  Weighted average: AA-
9/30/11
  Key actions in Q3
  Added Governments to mitigate concerns
 over spread widening
  CUSIP-level portfolio disclosure on our website:
 www.proassurance.com/investorrelations/supplemental.aspx

ProAssurance Operational Strategy
  Maintain our profitability and book value growth
  Ensure outstanding performance in a challenging
 financial market and a demanding line of insurance
  Focus on long-term
  Maintaining balance sheet strength and institutional
 expertise to prepare for a changing market
  Leverage financial strength
  Protects the balance sheet
  Maintains our leading market position
  Builds strength for the next cycle turn

ProAssurance’s Growth Strategy
  We have consistently grown our business through
 M&A and opportunistic de novo expansion
  Future growth will be less dependent on M&A
  Growth opportunities will be shaped by a healthcare
 landscape that will see enormous changes—with or
 without federal healthcare reform
  We are expanding our hospital capabilities and commitment
  Building on two decades of hospital experience
  We continue to enhance our commitment to individual
 providers and small groups

ProAssurance’s Growth Strategy
  Certitudetm program developed in conjunction with
 Ascension Health
  Largest Catholic healthcare system in the U.S.
  38 ministries in 18 states, largely mirror PRA’s footprint
  Insurance operations performed by ProAssurance
  PRA policies jointly marketed
  Coordinated claims and risk management efforts
  Financial involvement of both entities creates incentive to reduce risk
  Initial offering to ~1,000 Michigan physicians insured
 by an Ascension affiliate

ProAssurance’s Growth Strategy
  Future opportunities for the Certitudetm
 program
  Expansion in Michigan to Ascension-affiliated
 physicians insured in the open market
  Expanding into Florida, Indiana, Tennessee and
 Texas by end of Q1 2012, with other states to
 follow
  Stimulating interest from other hospitals
 systems and large groups

ProAssurance’s Growth Strategy
  Joint physician/hospital insurance product:
 ProControlsm
  Addresses the unique risk tolerance and claims-handling
 expectation of each insured
  Physicians largely seek claims defense to protect their
 reputation
  Hospitals/facilities seek to protect their reputation in
 different ways
  Hospitals can set their risk tolerance with a full retention level, a consultative level and a full risk transfer level
  Broad interest in the market with several policies in
 force

ProAssurance’s Growth Strategy
  Providing sophisticated alternative risk
 programs for organizations as they increase in
 size and sophistication
  We have proven experience in facilitating self-
 insurance and captive insurance programs

ProAssurance’s M&A Strategy
  Consolidation will continue and will remain episodic
  Fewer significant targets
  Remaining companies of size are in important strategic
 areas
  We prefer “health care centric” but will consider
 closely related liability lines
  Legal/regulatory environment must be favorable
  Not all M&A opportunities should be pursued
  We have not “bet the company” on any transaction

The Case for Growing Through M & A
  Legal and regulatory environment must be favorable
  Not all M & A opportunities should be pursued
  The key is understanding why companies are available
  We don’t “bet the farm” and can acquire without “breaking the bank”
  We prefer “healthcare centric” but look for closely related liability lines to leverage expertise
 (attorneys E & O for example)
  Our strategy adapts to the available opportunities for profitable growth
 De Novo vs.  Acquisition
Soft Market
Hard Market
M & A
de novo
Expansion
Internal
Growth
All avenues
open
because of
pricing
power
M & A is
preferable
because of
pricing
pressure
M & A and the Insurance Cycle

Healthcare Reform & Tort Reform Update
Our long-term focus ensures that we can
continue to create value in an evolving
medical/legal climate

The Potential Effects of Healthcare Reform
 More patients will ultimately require more physicians and ancillary providers
  Known: More customers for us
  We have enhanced our ability to write new classes of business through the acquisition of PICA and
 ProAssurance Mid-Continent General Underwriters
  Unknown: Effect on the medical/legal environment
  Increased patient frustration with the system
  Possibility of more unexpected outcomes
  Provides an opportunity for us due to our geographic reach, long-term experience in hospitals and our financial strength
  We are introducing new approaches and new products to take advantage
  Likely to hasten M&A amongst smaller insurers that lack the capacity or capability to insure hospitals or facilities

1 Bureau of Labor Statistics 2008 to 2018 Projections
 http://data.bls.gov/oep/nioem

The Fate of Tort Reform: National
  No meaningful Tort Reform in healthcare reform laws
  No immediate effect on the medical/legal climate
  Demonstration projects do not provide meaningful reform or immediate data
  Federal Tort Reform has reappeared in Washington
  Lots of smoke, so far no fire in Washington
  First mentioned during 2010 State of the Union Speech
  Consider that meaningful Tort Reform was not enacted when
 Republicans controlled Congress and the White House
  Multiple bills being pushed by Republicans in the House, at least one bill introduced in the Senate

The Fate of Tort Reform: States
  State Tort Reforms—where the real battles are fought
  Reforms enacted in 2011
  $350,000 non-economic damage cap in Oklahoma
  $750,000 non-economic damage cap in Tennessee
  $500,000 non-economic damage cap in North Carolina
  Non-economic damage cap rejected in New York
  Courtroom update
  State Supreme courts reviewing mid-2000’s reforms in
 Florida, Kansas, Mississippi, Nevada and WV
  Long-standing reforms in California and Louisiana
 upheld

The Fate of Tort Reform
  Whether federal or state, we never give advance credit
 for untested reforms unless required by law or
 regulation
  We are prepared, operationally and financially, if Tort
 Reforms are struck down in our states
  Prices are set, and reserves established, as if there is no tort reform, until results reflect otherwise

Current Market Overview
We retain existing business and add new,
profitable business by competing on value
and service, not by focusing on price alone

ProAssurance and Today’s Market
  We are in a period of “benign profitability”
  Prices have been falling yet profitability remains at attractive levels
  We have seen no new large scale market entry from larger commercial competitors
  No expansion by mid-decade start-ups
  Consolidation beginning in that segment
  Start-up pricing advantage has vanished in current market conditions

ProAssurance and Today’s Market
  ProAssurance’s retention remains at historically
 high levels
  Continued underwriting vigilance is being used
 today to ensure future success

ProAssurance and Today’s Market
 Rates on renewing physician business down 14% from peak pricing in 2006
 Improved frequency trends are reflected in recent rate declines
  Improvement in frequency has outweighed a steady, manageable rise in severity of ~4% per year
  Loss trends have improved in states with and without tort reforms
 Rate changes (up or down) through 2012 will likely be low-to-mid single digits

Physician Rate Change History1
1Excludes PICA for clarity of historical comparison

ProAssurance Business Outlook
  We ARE writing new business that we believe will meet
 our profitability goals
  $63 million in new physician business through Q3 2011
   Approximately $44 million due to AMPH
  Approximately $19 million, excluding AMPH
   Includes approximately $6.2 million from Certitudetm
  Major competitors continue to be largely disciplined in
 pricing
  No new market entrants

Differentiation Through Claims Handling
Our unique approach to claims benefits
our insureds and our shareholders

Differentiate Through Claims Defense
  Our deep expertise in claims defense has always set us apart
  Our financial strength gives our insureds the opportunity for an uncompromising defense of their claim
  Our successful approach to claims establishes a unique competitive advantage
  Differentiates our product
  Provides long-term financial and marketing advantages
  A significant factor in our high retention rate
  Helps deter future lawsuits
  Our insureds increasingly value reputational defense as claims data becomes public
ProAssurance: 79% Favorable Outcomes
Industry: 72% Favorable Outcomes
Source: PIAA 2010 Claim Trend Analysis
 ProAssurance Excluded
Five Year Average
2006-2010

The Ohio Example: 2005 - 2009 Data
  Comprehensive, reliable data provided by the Ohio Department of Insurance
  Broad range of competitors and business approaches

www.insurance.ohio.gov/Legal/Reports/Documents/2009ClosedClaimReport.pdf
Fewer Claims Closed With Indemnity
More Claims Defended in Court
2.5x Lower Average Indemnity Payment per Closed Claim

ProAssurance Claims Tried to a Verdict
New Claims Opened Each Year
Claims Trends Remain Favorable
  With frequency down compared to mid-decade the result is fewer cases to try
  Severity trends steady and manageable
  No observed effect from the economic downturn
  Trends are much the same in states with or without Tort Reform

Understanding Recent Loss Trends
  Frequency stable after
 historic declines
  Lawyers are the gatekeepers
  Must weigh the cost of a trial vs.
 chances of success
  Likelihood of success is affected by
 many factors
  Societal perceptions of lawsuits against
 physicians
  Effects of the overall tort reform debate
 and headlines across the country
  Reforms enacted in some states
  Medical utilization is down
  Fewer chances for medical incidents
  Better quality of care reduces the
 number of medical misadventures
  Severity uptrend remains
 steady at 4%-5%
  Closely tied to inflation
  Primarily medical cost inflation
  Jury sentiment in reaction to
 headlines has moderated, but
 not eliminated, runaway
 verdicts in recent years
  Tort Reforms have limited
 non-economic damages in a
 number of states

The Residual Cost of a Plaintiff Verdict
  Financial Effects
  Higher MPL premiums
  May affect quality scoring under new payment regimes
  Credentialing Implications
  Disclosure required when applying for licensing, privileges and treatment panels throughout their medical career
  Reputational Damage
  May affect referrals
  Online disclosure can affect acquisition of new patients
  Emotional Stress before, during and after
  Influences future treatment behavior and
 patient relationships

The Benefits of Strong Defense
  Our ability and willingness to defend claims
 allows us to achieve better results
Source: Statutory Basis, A.M. Best Aggregates & Averages
 Some totals may not agree due to rounding
ProAssurance vs. Industry
Average Loss Ratio (2006-2010)
Legal
Payments
Loss
Payments
64.3%
44.2%
61.5%
53.6%
41.6%
76.0%
36.8%
ProAssurance Stand Alone
Loss Ratio (2006-2010)

Differentiation Through Business Discipline
We consistently outperform our industry
by ensuring our customer’s satisfaction and
our business’ profitability

  We enforce stringent underwriting standards to maintain rate structure and enhance profitability
  Underwriting process driven by individual risk selection and assessment of loss history, areas of practice, and location
  Rate filings consider the results of the past five to seven years to ensure a single year does not unduly influence results
Demonstrated Underwriting Performance
Five Years: ProAssurance Average: 73.5% / Industry Average: 83.3%
Ten Years: ProAssurance Average: 94.2% / Industry Average: 106.3%
All Years: ProAssurance Average: 93.6% / Industry Average: 109.7%
Source: A.M. Best Aggregates and Averages, Medical Malpractice Lines of Business

Conservative Approach to Reserves
 Conservative reserve strategy provides protection against a loss trend reversal
 Reviewed at least quarterly by internal actuarial staff
 Regular outside reviews
  Independent consulting actuaries (Towers Watson) conduct full review twice per year
  Actuaries associated with independent auditor (E&Y) review once per year
Net Favorable Reserve Development
Net Reserve per Open MPL Claim1
1 Statutory basis; Loss & LAE
 Acquired company data included at end of acquiring year

Conservative Use of Debt and Low Leverage
  Low Debt to Cap Ratio
  No strain on cash flow

Debt to Equity
No Debt Prior to 2001
Strong Capital Position
  Prepared for an improving market

Differentiation Through Financial Strength
Our dedication to solid financial strength
lays an unshakable foundation for every
facet of our business

Long-Term Financial Strength Sets Us Apart
 Ensuring the strength of our balance sheet is our top financial priority
  Financial strength differentiates us in the market
  The claims defense philosophy that differentiates us in the market leverages our financial strength

Shareholders’ Equity
Up Over 80% Since 12/31/06
Total Assets

Net Investment Income
Net Premiums Written
Net Income
Operating Income1

Steady Return in an Unfavorable Environment
  Meeting our long-term ROE target of 12% -14%
Components of Return on Equity (in millions)

  Pricing discipline becomes even more
 critical in a low interest rate environment
  Lack of investment yield may be a hard
 market catalyst
Return on Equity and Investment Returns

Assumes a 1:1 premium to surplus ratio for physicians
professional liability claims-made coverages
Combined Ratio Required to
Generate a 13% Return on Equity
Long-Term ROE Target is 13%
  The choice: chase yield or extend duration
  We are maintaining duration, looking for
 opportunities
The Yield Trap
Revised to reflect yields at 11/9/11

Capital Growth: 2006-2010
in $000’s except total equity (000,000’s)

2011 Year-to-Date Financial Highlights

	Nine Months Ended September 30,
	2011	2010
Gross Premiums Written	$ 450,795	$ 414,697
Net Premiums Earned	403,766	379,124
Net Investment Income	106,573	110,348
Net Income (Includes Investment Losses)	146,494	129,545
Operating Income	147,007	123,392
Net Income per Diluted Share	$ 4.75	$ 3.99
Operating Income per Diluted Share	$ 4.77	$ 3.80

	September 30, 2011	December 31, 2010
Total Assets	$ 4,988,809	$ 4,875,056
Shareholders’ Equity	2,021,763	1,855,863

Investment Effect on P&C Industry ROE
Combined Ratio / ROE - a 100% Combined Ratio Isn’t What It Used to Be
* 2009 and 2010 figures are return on average statutory surplus.
 2008 -2011 figures exclude mortgage and financial guaranty insurers
 Source: Insurance Information Institute from A.M. Best and ISO data.
Combined Ratios Must Be Lower in Today’s Depressed
Investment Environment to Generate Risk Appropriate ROEs

ProAssurance Creates Value
ProAssurance leverages the long-term
focus of an experienced, invested
management team to achieve strong,
sustainable results

Driven to Excel / Focused on Shareholder Value
  Maintaining our profitability and book value growth
  Outstanding performance in a challenging financial market and a demanding line of insurance
  Producing sustainable shareholder value
  Finding the right M & A opportunities
  Growing Book Value per Share
  Significant share ownership at all levels
  Focusing on long-term
  Preparing for a changing market while maintaining our leading position in the current market
  Protecting the balance sheet and preparing for the market turn

Current Prices Present a Compelling Buying Opportunity

Investment Portfolio Detail
ProAssurance remains conservatively
invested, to ensure our ability to keep our
long-term promise of insurance protection

ProAssurance Portfolio Detail: Asset Backed

9/30/11
Asset Backed: $733 Million
Weighted Average Rating: “AA+”
Breakdown of Agency MBS Holdings
Key CMBS Details Provided on Following Page
Sub-Prime: $8.4 mln Market Value (AFS)
 $1.2 mln net unrealized loss

ProAssurance Portfolio Detail: CMBS
  $81.7 million Fair Value in non-agency CMBS
  Book Value: $78 million (2% of fixed income portfolio)
  We have experienced no losses on our CMBS positions.

9/30/11

ProAssurance Portfolio Detail: Municipals

Municipals: $1.2 Billion / Average Rating is AA
Investment policy has always required
 investment grade rating prior to applying the
 effect of insurance
Weighted Average Rating: AA
9/30/11

ProAssurance Portfolio Detail: Equities & Other

Equities & Other: $223 Million
9/30/11

ProAssurance Portfolio Detail: Corporate

Corporates: $1.4 Billion
Weighted Average Rating: A
6/30/11

ProAssurance Portfolio Detail: Various
  Rated A1/P1 or better
  Money Markets:
  Moody’s: Aaa
  S&P: AAA
 Weighted average rating
  Moody’s: AA3
  S&P: AA-
  A. M. Best: A+
Treasury / GSE: $397 Million
Short Term: $97 Million
BOLI: $52 Million
9/30/11

Effective, Experienced & Invested Management

  All subject to share ownership requirements